                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14 a-12

                              MUNDER SERIES TRUST
                             MUNDER SERIES TRUST II
                            THE MUNDER @VANTAGE FUND
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                  (MUNDER LOGO)

                          NOTICE OF SECOND ADJOURNMENT

                  Munder Funds Special Meeting of Shareholders

Dear Shareholder:

Over the last couple of months you have received numerous letters and phone calls from The Munder Funds reminding you to cast your proxy vote. We apologize for the inconvenience, but it is critical that we reach you. The management of your Fund needs to have your shares voted so that the planned Special Meeting of The Munder Funds can be held without further delay or expense. PLEASE VOTE TODAY SO THAT THIS MEETING MAY BE HELD WITH YOUR SHARES REPRESENTED! The meeting has been adjourned a second time until December 14, 2006 at 3:00 p.m. to give you additional time to register your vote. We expect this to be your last chance to participate.

The proxy materials describe among other things a proposed transaction whereby the management of Munder Capital Management will partner with Crestview Capital Partners and Grail Partners to acquire Comerica Incorporated's ownership stake in Munder Capital. This transaction is intended to help Munder Capital by enabling it to:

     -    MAINTAIN ITS CULTURE AND RIGOROUS, DISCIPLINED INVESTMENT PROCESS

     -    ATTRACT AND RETAIN KEY INVESTMENT PROFESSIONALS

     -    CONTINUE TO PROVIDE QUALITY SERVICES TO THE MUNDER FUNDS

     - HAVE A GREATER VESTED INTEREST IN THE PERFORMANCE AND SUCCESS OF THE MUNDER FUNDS

YOUR VOTE IS EXTREMELY IMPORTANT TO THE OUTCOME OF THIS MEETING!

YOU MAY FEEL THAT YOU DO NOT OWN ENOUGH SHARES TO MAKE A DIFFERENCE, BUT EACH OF THE FUNDS HAS THOUSANDS OF OTHER INVESTORS JUST LIKE YOU. THEREFORE, EVERY VOTE REGISTERED ON THE MATTERS AT HAND IS EXTREMELY IMPORTANT TO THE OUTCOME.

Should you have any questions regarding this information, please call 1-800-331-7487 toll free.

Thank you for your assistance,


/s/ John S. Adams
-----------------------------------------
John S. Adams
President and Principal Executive Officer
The Munder Funds

PLEASE UTILIZE ONE OF THE METHODS BELOW TO VOTE YOUR SHARES:

[PHONE GRAPHIC]             [COMPUTER GRAPHIC]            [MAIL GRAPHIC]
VOTE BY PHONE.              VOTE BY INTERNET.             VOTE BY MAIL.
Simply call 800-331-7487.   Log on to                     You may cast your vote
Representatives are         www.myproxyonline.com         by signing and dating the
available from 9:00 am to   and follow the instructions   enclosed proxy card and
10:00 pm Monday to Friday   on the website.               inserting it in the postage-paid
and Saturday 12:00 pm to                                  envelope provided.
6:00 pm Eastern time.

                                                                             REG

                                  (MUNDER LOGO)

                          NOTICE OF SECOND ADJOURNMENT

                  Munder Funds Special Meeting of Shareholders

Dear Shareholder:

Over the last couple of months you have received numerous letters and phone calls from The Munder Funds reminding you to cast your proxy vote. We apologize for the inconvenience, but it is critical that we reach you. The management of your Fund needs to have your shares voted so that the planned Special Meeting of The Munder Funds can be held without further delay or expense. PLEASE VOTE TODAY SO THAT THIS MEETING MAY BE HELD WITH YOUR SHARES REPRESENTED! The meeting has been adjourned a second time until December 14, 2006 at 3:00 p.m. to give you additional time to register your vote. We expect this to be your last chance to participate.

The proxy materials describe among other things a proposed transaction whereby the management of Munder Capital Management will partner with Crestview Capital Partners and Grail Partners to acquire Comerica Incorporated's ownership stake in Munder Capital. This transaction is intended to help Munder Capital by enabling it to:

     -    MAINTAIN ITS CULTURE AND RIGOROUS, DISCIPLINED INVESTMENT PROCESS

     -    ATTRACT AND RETAIN KEY INVESTMENT PROFESSIONALS

     -    CONTINUE TO PROVIDE QUALITY SERVICES TO THE MUNDER FUNDS

     - HAVE A GREATER VESTED INTEREST IN THE PERFORMANCE AND SUCCESS OF THE MUNDER FUNDS

YOUR VOTE IS EXTREMELY IMPORTANT TO THE OUTCOME OF THIS MEETING!

YOU MAY FEEL THAT YOU DO NOT OWN ENOUGH SHARES TO MAKE A DIFFERENCE, BUT EACH OF THE FUNDS HAS THOUSANDS OF OTHER INVESTORS JUST LIKE YOU. THEREFORE, EVERY VOTE REGISTERED ON THE MATTERS AT HAND IS EXTREMELY IMPORTANT TO THE OUTCOME.

Should you have any questions regarding this information, please call 1-800-331-7487 toll free.

Thank you for your assistance,


/s/ John S. Adams
-----------------------------------------
John S. Adams
President and Principal Executive Officer
The Munder Funds

PLEASE UTILIZE ONE OF THE METHODS BELOW TO VOTE YOUR SHARES:

[PHONE GRAPHIC]             [COMPUTER GRAPHIC]            [MAIL GRAPHIC]
VOTE BY PHONE.              VOTE BY INTERNET.             VOTE BY MAIL.
Simply call 800-331-7487.   Log on to                     You may cast your vote
Representatives are         www.myproxyonline.com         by signing and dating the
available from 9:00 am to   and follow the instructions   enclosed proxy card and
10:00 pm Monday to Friday   on the website.               inserting it in the postage-paid
and Saturday 12:00 pm to                                  envelope provided.
6:00 pm Eastern time.

                                                                            NOBO

                                  (MUNDER LOGO)

                          NOTICE OF SECOND ADJOURNMENT

                  Munder Funds Special Meeting of Shareholders

Dear Shareholder:

Over the last couple of months you have received numerous letters from The Munder Funds reminding you to cast your proxy vote. We apologize for the inconvenience, but it is critical that we reach you. The management of your Fund needs to have your shares voted so that the planned Special Meeting of The Munder Funds can be held without further delay or expense. PLEASE VOTE TODAY SO THAT THIS MEETING MAY BE HELD WITH YOUR SHARES REPRESENTED! The meeting has been adjourned a second time until December 14, 2006 at 3:00 p.m. to give you additional time to register your vote. We expect this to be your last chance to participate.

The proxy materials describe among other things a proposed transaction whereby the management of Munder Capital Management will partner with Crestview Capital Partners and Grail Partners to acquire Comerica Incorporated's ownership stake in Munder Capital. This transaction is intended to help Munder Capital by enabling it to:

     -    MAINTAIN ITS CULTURE AND RIGOROUS, DISCIPLINED INVESTMENT PROCESS

     -    ATTRACT AND RETAIN KEY INVESTMENT PROFESSIONALS

     -    CONTINUE TO PROVIDE QUALITY SERVICES TO THE MUNDER FUNDS

     - HAVE A GREATER VESTED INTEREST IN THE PERFORMANCE AND SUCCESS OF THE MUNDER FUNDS

YOUR VOTE IS EXTREMELY IMPORTANT TO THE OUTCOME OF THIS MEETING!

YOU MAY FEEL THAT YOU DO NOT OWN ENOUGH SHARES TO MAKE A DIFFERENCE, BUT EACH OF THE FUNDS HAS THOUSANDS OF OTHER INVESTORS JUST LIKE YOU. THEREFORE, EVERY VOTE REGISTERED ON THE MATTERS AT HAND IS EXTREMELY IMPORTANT TO THE OUTCOME.

Should you have any questions regarding this information, please call 1-800-331-7487 toll free.

Thank you for your assistance,


/s/ John S. Adams
-----------------------------------------
John S. Adams
President and Principal Executive Officer
The Munder Funds

PLEASE UTILIZE ONE OF THE METHODS BELOW TO VOTE YOUR SHARES:

[PHONE GRAPHIC]             [COMPUTER GRAPHIC]        [MAIL GRAPHIC]
VOTE BY PHONE.              VOTE BY INTERNET.         VOTE BY MAIL.
You may simply call the     Log on to                 You may cast your vote
toll-free number found on   www.proxyvote.com and     by signing and dating the
the enclosed proxy card.    follow the instructions   enclosed proxy card and
                            on the website.           inserting it in the postage-paid
                                                      envelope provided.

                                                                             OBO

November 22, 2006

Name
Address
City, State, Zip



Re: Your Investment in The Munder Funds


Dear Name:

We have attempted to contact you numerous times by phone and mail with regard to your investment in The Munder Funds. Our firm has been retained by Munder to assist shareholders with voting their proxies for the Special Meeting of Shareholders. That Meeting was scheduled for October 26, 2006 and adjourned again to November 20, 2006. Since your Fund did not receive enough votes to conduct the formal business of the Meeting on November 20th, the Meeting has been adjourned again to December 14, 2006. I am writing to you personally because your shares have not yet been voted and it is very important that your shares are represented at the Special Meeting.

You may think your investment is insignificant to the outcome of this Meeting, but it is not. The remaining unvoted shares are primarily held by shareholders just like you. In order for the Fund to reach the required 50% voting level to complete the business of the Meeting, we need people like you to vote.

Time is running out until the next adjourned Meeting, so please take a moment to call me at 1-800-314-9816 extension XXXX between the hours of 9:00 am and 11:00 pm Monday through Friday and Saturday from 11:00 am to 6:00 pm Eastern Time. I would be happy to review the meeting agenda with you and can also record your voting instructions over the phone if you wish.

Please help us to avoid another adjournment by calling and voting your shares today. Thank you in advance for your assistance with this matter.

Sincerely,



[Name of Representative]
Institutional Investor Services
The Altman Group